Exhibit 99.1

Ooma Reports Fiscal First Quarter 2025 Financial Results

Sunnyvale, Calif., May 28, 2024 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal first quarter ended April 30, 2024.

Fiscal First Quarter 2025 Financial Highlights:

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Revenue: Total revenue was $62.5 million, up 10% year-over-year. Subscription and services revenue increased to $58.4 million from $53.0 million in the first quarter of fiscal 2024, and was 93% of total revenue, primarily driven by the growth of Ooma Business and the acquisition of 2600hz, Inc.
•
Net Income/Loss: GAAP net loss was $2.1 million, or $0.08 per basic and diluted share, compared to GAAP net loss of $0.3 million, or $0.01 per basic and diluted share, in the first quarter of fiscal 2024. Non-GAAP net income was $3.6 million, or $0.14 per diluted share, compared to non-GAAP net income of $4.0 million, or $0.16 per diluted share in the prior year period.
•
Adjusted EBITDA: Adjusted EBITDA was $5.0 million, compared to $4.8 million in the first quarter of fiscal 2024.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma made a solid start to fiscal 2025 by delivering $62.5 million in revenue and $3.6 million of non-GAAP net income for our first quarter,” said Eric Stang, chief executive officer of Ooma. “Year-over-year, we achieved 18% growth in business services revenue and 10% growth in overall revenue. Cash flow from operations was significantly higher than a year ago, allowing us to pay down $4.5 million of debt during the quarter. We remain focused on growing Ooma business services revenue and believe we made good progress in Q1. Our continued feature expansion, addition of new reseller partners, launch of AirDial in Canada, and key customer wins in the quarter make us optimistic about our outlook for fiscal 2025.”

Business Outlook:

For the second quarter of fiscal 2025, Ooma expects:

•
Total revenue in the range of $62.5 million to $63.0 million.
•
GAAP net loss in the range of $2.2 million to $2.5 million and GAAP net loss per share in the range of $0.08 to $0.09.
•
Non-GAAP net income in the range of $3.6 million to $3.9 million and non-GAAP net income per share in the range of $0.13 to $0.14.

For the full fiscal year 2025, Ooma expects:

•
Total revenue in the range of $250.7 million to $253.0 million.
•
GAAP net loss in the range of $7.7 million to $8.7 million, and GAAP net loss per share in the range of $0.30 to $0.33.
•
Non-GAAP net income in the range of $15.0 million to $16.0 million, and non-GAAP net income per share in the range of $0.55 to $0.58.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the second fiscal quarter ending July 31, 2024 and the fiscal year ending January 31, 2025 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2024	January 31, 2025
	(unaudited)
GAAP net loss	($2.2)-($2.5)	($7.7)-($8.7)
Stock-based compensation and related taxes	4.6	18.2
Amortization of intangible assets	1.5	5.8
Gain on note conversion	—	(1.0)
Restructuring costs	—	0.7
Non-GAAP net income	$3.6-$3.9	$15.0-$16.0

GAAP net loss per share	($0.08)-($0.09)	($0.30)-($0.33)
Stock-based compensation and related taxes	0.16	0.67
Amortization of intangible assets	0.06	0.21
Gain on note conversion	—	(0.04)
Restructuring costs	—	0.03
Non-GAAP net income per share	$0.13-$0.14	$0.55-$0.58

Weighted-average number of shares used in per share amounts:
Basic	26.6	26.7
Diluted	26.9	27.4

Conference Call Information:

The company will host a conference call and live webcast for analysts and investors at 5:00 p.m., Eastern time on May 28, 2024. The news release with the financial results will be accessible from the company's website prior to the conference call.

To access the call by phone, please visit https://register.vevent.com/register/BIe82336616ca641eba291cdec09634e4c to register and receive the dial-in details. To avoid delays, Ooma encourages participants to dial into the conference call ten minutes ahead of the scheduled start time. For webcast listening, please visit Ooma’s Events & Presentations page https://investors.ooma.com/news-events/events-presentation for a link.

Following the call, an archived version of the webcast will be available on the Ooma investor relations site at https://investors.ooma.com for 12 months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income taxes, depreciation and amortization of capital expenditures, amortization of intangible assets, restructuring costs, non-recurring gains, and stock-based compensation expense and related taxes.

Other non-GAAP financial measures exclude stock-based compensation expense and related taxes, amortization of intangible assets, non-recurring gain, such as gain on note conversion and restructuring costs. Non-GAAP weighted-average diluted shares include the effect of potentially dilutive securities from the company’s stock-based benefit plans.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer may constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international operations and development of new product features; our ability to successfully integrate our acquisitions and to achieve their expected benefits; failure to retain former employees and customers of 2600hz; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Annual Report on Form 10-K for the year ended, January 31, 2024, filed with the SEC on April 2, 2024. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses, consumers and service providers, delivered through smart cloud-based communications platforms and services. For businesses of all sizes, Ooma offers advanced voice and collaboration features including messaging, intelligent virtual receptionists and video meetings. Ooma’s all-in-one replacement for analog phone lines helps businesses maintain mission-critical systems by moving connectivity to the cloud. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced features and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2024	2024
Assets
Current assets:
Cash and cash equivalents	$15,585	$17,536
Accounts receivable, net	10,833	9,864
Inventories	17,263	19,782
Other current assets	13,701	16,497
Total current assets	57,382	63,679
Property and equipment, net	10,648	9,897
Operating lease right-of-use assets	16,596	17,041
Intangible assets, net	26,468	27,952
Goodwill	23,069	23,069
Other assets	21,072	17,615
Total assets	$155,235	$159,253

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,803	$7,848
Accrued expenses and other current liabilities	22,136	26,586
Deferred revenue	16,474	17,041
Total current liabilities	49,413	51,475
Long-term operating lease liabilities	13,317	13,676
Debt, net of current portion	11,500	16,000
Other liabilities	17	15
Total liabilities	74,247	81,166

Stockholders' equity:
Common stock	5	5
Additional paid-in capital	216,401	211,361
Accumulated other comprehensive loss	(1)	(1)
Accumulated deficit	(135,417)	(133,278)
Total stockholders' equity	80,988	78,087
Total liabilities and stockholders' equity	$155,235	$159,253

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30, 2024	April 30, 2023
Revenue:
Subscription and services	$58,389	$53,049
Product and other	4,110	3,803
Total revenue	62,499	56,852

Cost of revenue:
Subscription and services	17,460	14,725
Product and other	6,924	6,175
Total cost of revenue	24,384	20,900
Gross profit	38,115	35,952

Operating expenses:
Sales and marketing	19,481	17,990
Research and development	13,793	11,953
General and administrative	7,578	6,617
Total operating expenses	40,852	36,560
Loss from operations	(2,737)	(608)
Interest and other income, net	923	415
Loss before income taxes	(1,814)	(193)
Income tax provision	(325)	(133)
Net loss	$(2,139)	$(326)

Net loss per share of common stock:
Basic and diluted	$(0.08)	$(0.01)

Weighted-average shares of common stock outstanding:
Basic and diluted	26,224,396	25,178,008

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30, 2024	April 30, 2023
Cash flows from operating activities:
Net loss	$(2,139)	$(326)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	4,363	3,500
Depreciation and amortization of capital expenditures	1,035	1,063
Amortization of intangible assets	1,484	741
Amortization of operating lease right-of-use assets	783	647
Gain on note conversion	(980)	—
Other	38	(2)
Changes in operating assets and liabilities:
Accounts receivable, net	(969)	(1,603)
Inventories and deferred inventory costs	2,581	965
Prepaid expenses and other assets	482	(755)
Accounts payable, accrued expenses and other liabilities	(2,528)	(2,352)
Deferred revenue	(565)	(594)
Net cash provided by operating activities	3,585	1,284

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	—	1,750
Capital expenditures	(1,450)	(1,374)
Business acquisition, working capital adjustments	—	300
Net cash (used in) provided by investing activities	(1,450)	676

Cash flows from financing activities:
Proceeds from issuance of common stock	1,417	1,724
Shares repurchased for tax withholdings on vesting of restricted stock units	(740)	(431)
Repayments of long-term debt	(4,500)	—
Net cash (used in) provided by financing activities	(3,823)	1,293
Net (decrease) increase in cash, cash equivalents and restricted cash	(1,688)	3,253
Cash and cash equivalents, at beginning of period	17,536	24,137
Cash, cash equivalents and restricted cash, at end of period	$15,848	$27,390

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended
	April 30, 2024	April 30, 2023
Revenue	$62,499	$56,852

GAAP gross profit	$38,115	$35,952
Stock-based compensation and related taxes	273	260
Amortization of intangible assets	787	110
Non-GAAP gross profit	$39,175	$36,322

Gross margin on a GAAP basis	61%	63%
Gross margin on a Non-GAAP basis	63%	64%

GAAP operating loss	$(2,737)	$(608)
Stock-based compensation and related taxes	4,508	3,595
Amortization of intangible assets	1,484	741
Restructuring costs	710	—
Non-GAAP operating income	$3,965	$3,728

GAAP net loss	$(2,139)	$(326)
Stock-based compensation and related taxes	4,508	3,595
Amortization of intangible assets	1,484	741
Restructuring costs	710	—
Gain on note conversion	(980)	—
Non-GAAP net income	$3,583	$4,010

GAAP diluted net loss per share	$(0.08)	$(0.01)
Stock-based compensation and related taxes	0.17	0.14
Amortization of intangible assets	0.06	0.03
Restructuring costs	0.03	—
Gain on note conversion	(0.04)	—
Non-GAAP net income per basic share	$0.14	$0.16
Non-GAAP net income per diluted share	$0.14	$0.16

GAAP weighted-average basic and diluted shares	26,224,396	25,178,008
Non-GAAP weighted-average diluted shares	26,508,465	25,665,906

GAAP net loss	$(2,139)	$(326)
Reconciling items:
Interest and other expense (income), net	57	(415)
Gain on note conversion	(980)	—
Income tax provision	325	133
Depreciation and amortization of capital expenditures	1,035	1,063
Amortization of intangible assets	1,484	741
Stock-based compensation and related taxes	4,508	3,595
Restructuring costs	710	—
Adjusted EBITDA	$5,000	$4,791